SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2011
SHAREHOLDERS' EQUITY

NOTE K – SHAREHOLDERS’ EQUITY

On June 14, 2010, the Company entered into an Investment Agreement (the “Investment Agreement”) with Aquiline BNC Holdings LLC, a Delaware limited liability company (“Aquiline”). Pursuant to the Investment Agreement, Aquiline purchased 892,799 shares of the Company’s common stock, no par value per share, at $10.00 per share and 1,804,566 shares of the Company’s Mandatorily Convertible Non-Voting Preferred Stock, Series B (the “Series B Preferred Stock”) at $10.00 per share. The purchase of common stock and Series B Preferred Stock by Aquiline was part of a $35 million private placement that closed on June 14, 2010 (the “Private Placement”). In addition to Aquiline, other investors, including certain directors of the Company, purchased 802,635 shares of the Company’s common stock at $10.00 per share (collectively, with Aquiline, the “Investors”) as a part of the Private Placement on June 14, 2010. The Investors, other than Aquiline, entered into Subscription and Registration Rights Agreements with the Company in connection with their investment in the Company’s common stock in the Private Placement. Proceeds from the Private Placement, after deducting issuance costs, were $16.1 million and $17.2 million for common stock issued and Series B Preferred Stock issued, respectively. The amount of issuance costs for the Private Placement was $832,000 and $885,000, respectively.

During 2008, the Company issued 31,260 shares of preferred stock to the U.S. Treasury for $31.3 million pursuant to the Treasury’s CPP. Additionally, the Company issued 543,337 common stock warrants to the U.S. Treasury as a condition to its participation in the CPP. The warrants have an exercise price of $8.63 each, are immediately exercisable and expire 10 years from the date of issuance. The CPP preferred stock is non-voting, other than having class voting rights on certain matters, and pays cumulative dividends quarterly at a rate of 5% per annum for the first five years and 9% thereafter. The preferred shares are redeemable at the option of the Company under certain circumstances during the first three years and only thereafter without restriction. The preferred stock and common stock warrants qualify as Tier 1 capital. The CPP participation also limits the rate of dividend payments on the Company’s common stock to the amount of its last quarterly cash dividend prior to participation in the program of $0.05 per share unless an increase is approved by the Treasury.

The fair value of the preferred stock was estimated on the date of issuance by discounting future cash flows at 13% under the assumption that the shares will be redeemed at the end of five years. The fair value of the warrants was estimated on the date of grant using the Black-Scholes option pricing model assuming a risk-free interest rate of 2.73%, expected volatility of 49.1%, a dividend yield of 2.50% and an expected life of 10 years. The total proceeds of $31.3 million were allocated to the preferred stock and the warrants based upon those relative fair values, resulting in a value assigned to the warrants of $2.4 million and discount on the preferred stock of the same amount.

The following is a summary of the Company’s dividends declared and paid for the years ended December 31, 2011, 2010 and 2009 (dollars in thousands):

	2011	2010	2009
Common stock	$1,813	$1,638	$1,101
CPP preferred stock (Series A):
Dividends	1,563	1,563	1,558
Accretion of discount	480	453	426
Series B preferred stock	361	180	-